                                FIRST RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                 (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

   THIS AGREEMENT made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to this Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to this Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares as set forth on Schedule A to this Agreement, (the "Shares") of each Portfolio, and
A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor").

                             W I T N E S S E T H:

   In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   FIRST: The Fund on behalf of each Portfolio hereby appoints the Distributor as its exclusive agent for the sale of the Shares to the public directly and through investment dealers and financial institutions in the United States and throughout the world in accordance with the terms of the then current prospectus or statement of additional information (collectively, a "Prospectus") applicable to the Portfolio.

   SECOND: The Fund shall not sell any Shares except through the Distributor and under the terms and conditions set forth in paragraph FOURTH below. Notwithstanding the provisions of the foregoing sentence, however:

   (A) the Fund may issue Shares of a Portfolio to any other investment company or personal holding company, or to the shareholders thereof, in exchange for all or a majority of the shares or assets of any such company;

   (B) the Fund may issue Shares at their net asset value in connection with certain classes of transactions or to certain classes of investors, in accordance with Rule 22d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), provided that any such class of transaction or class of investor is specified in the Prospectus of the applicable Portfolio; and

   (C) the Fund shall have the right to specify minimum amounts for initial and subsequent orders for the purchase of Shares of a Portfolio.

   THIRD: The Distributor hereby accepts appointment as exclusive agent for the sale of the Shares and agrees that it will use its best efforts to sell such Shares; provided, however, that:

   (A) the Distributor may, and when requested by the Fund on behalf of a Portfolio shall, suspend its efforts to effectuate sales of Shares at any time when, in the opinion of the Distributor or of the Fund, no sales should be made because of market or other economic considerations or abnormal circumstances of any kind;

   (B) the Fund may withdraw the offering of the Shares of a Portfolio (i) at any time with the consent of the Distributor, or (ii) without such consent when so required by the provisions of any statute or of any order, rule or regulation of any governmental body having jurisdiction; and

   (C) the Distributor, as agent, does not undertake to sell any specific amount of Shares of a Portfolio.

   FOURTH:

   (A) The public offering price of the Shares of a Portfolio (the "offering price") shall be the net asset value per share plus a sales charge, if any. Net asset value per share shall be determined in accordance with the provisions of the Prospectus of the applicable Portfolio. The sales charge shall be established by the Distributor. The Distributor may establish a schedule of contingent deferred sales charges to be imposed at the time of redemption of certain Shares and such schedule of contingent deferred sales charges shall be disclosed in the Prospectus of each Portfolio. The sales charges and schedule of contingent deferred sales charges may reflect scheduled variations in, the elimination of, or waivers of sales charges on sales of or redemptions of Shares either generally to the public, or to any specified class of investors or in connection with any specified class of transactions, in accordance with applicable rules and regulations and exemptive relief granted by the Securities and Exchange Commission ("SEC") and as set forth in the Prospectus applicable to the Shares. The Distributor and the Fund shall apply any then applicable scheduled variation in, elimination of, or waiver of, the selling commission or contingent deferred sales charge uniformly to all classes of transactions or classes of investors.

   (B) The Portfolios shall allow directly to investment dealers and other financial institutions through whom Shares are sold, such portion of any applicable sales charges as may be payable to them and specified by the Distributor up to but not exceeding the amount of the total sales charge. The difference between any sales charges so payable and the total sales charges included in the offering price shall be paid to the Distributor.

   The Distributor may pay to investment dealers and other financial institutions through whom Shares are sold, such sales charge or other payment as the Distributor may specify from time to time. Payment of any such sales charge or other payment shall be the sole obligation of the Distributor.

   (C) No provision of this Agreement shall be deemed to prohibit any payments by a Fund to the Distributor or by the Distributor to investment dealers, financial institutions and 401(k) plan service providers where such payments are made under a distribution plan adopted by the Fund on behalf of the Shares of a Portfolio pursuant to Rule 12b-1 under the 1940 Act.

   (D) The Fund shall redeem the Shares from shareholders in accordance with the terms set forth from time to time in the Prospectus of each Portfolio. The price to be paid to a shareholder to redeem the Shares shall be equal to the net asset value of the Shares being redeemed, less any applicable contingent deferred sales charge ("gross redemption proceeds"), calculated pursuant to the then applicable schedule of contingent deferred sales charges, and if applicable, after payment of any applicable contingent deferred sales charge, less any applicable redemption fee, which redemption fee shall be retained by the Portfolio ("net redemption proceeds"). The Distributor shall be entitled to receive the amount of any applicable contingent deferred sales charge that has been subtracted from gross redemption proceeds. The Fund shall pay or cause the Fund's transfer agent to pay the applicable contingent deferred sales charge to the Distributor on the date net redemption proceeds are payable to the redeeming shareholder.

   FIFTH: The Distributor shall act as agent of the Fund on behalf of each Portfolio in connection with the sale and redemption of Shares. Except with respect to such sales and redemptions, the Distributor shall act as principal in all matters relating to the promotion or the sale of Shares and shall enter into all of its own engagements, agreements and contracts as principal on its own account. The Distributor shall enter into agreements with investment dealers and financial institutions selected by the Distributor, authorizing such investment dealers and financial institutions to offer and sell the Shares to the public upon the terms and conditions set forth therein, which shall not be inconsistent with the provisions of this Agreement. Each agreement shall provide that the investment dealer or financial institution shall act as a principal, and not as an agent, of the Fund on behalf of the Portfolios. The Distributor or such other investment dealers or financial institutions will be deemed to have performed all services required to be performed in order to be entitled to receive the asset based sales charge portion of any amounts payable with respect to Class A, Class A3, Class C, Class R and Investor Class Shares to the Distributor pursuant to a distribution plan adopted by the Fund on behalf of each Portfolio pursuant to Rule 12b-1 under the 1940 Act upon the settlement of each sale of a Class A, Class A3, Class C, Class R or Investor Class Share (or a share of another portfolio from which such Share derives).

   SIXTH: The Portfolio shall bear:

   (A) the expenses of qualification of Shares for sale in connection with such public offerings in such states as shall be selected by the Distributor, and of continuing the qualification therein until the Distributor notifies the Fund that it does not wish such qualification continued; and

   (B) all legal expenses in connection with the foregoing.

   SEVENTH: The Distributor shall bear the expenses of printing from the final proof and distributing the Prospectuses for the Shares (including supplements thereto) relating to public offerings made by the Distributor pursuant to this Agreement (which shall not include those Prospectuses, and supplements thereto, to be distributed to shareholders of each Portfolio), and any other promotional or sales literature used by the Distributor or furnished by the Distributor to investment dealers and financial institutions in connection with such public offerings, and expenses of advertising in connection with such public offerings.

   EIGHTH: The Distributor will accept orders for the purchase of Shares only to the extent of purchase orders actually received and not in excess of such orders, and it will not avail itself of any opportunity of making a profit by expediting or withholding orders. The Fund may reject purchase orders where, in the judgment of the Fund, such rejection is in the best interest of the Fund.

   NINTH: The Fund, on behalf of the Portfolios, and the Distributor shall each comply with all applicable provisions of the 1940 Act, the Securities Act of 1933, as amended, and of all other federal and state laws, rules and regulations governing the issuance and sale of the Shares.

   TENTH:

   (A) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Fund on behalf of the Portfolios shall indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement or Prospectus of the Portfolios, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor. The Distributor shall indemnify the Fund and the Shares against any and all claims, demands, liabilities and expenses which the Fund or the Shares may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not been authorized by the Fund in its Prospectus or in this Agreement.

   (B) The Distributor shall indemnify the Fund and the Portfolio against any and all claims, demands, liabilities and expenses which the Fund or the Portfolio may incur under the Securities Act of 1933, as amended, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement or Prospectus of the Portfolios, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.

   (C) Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the transfer agent(s) of the Portfolio, or for any failure of any such transfer agent to perform its duties.

   ELEVENTH: Nothing herein contained shall require the Fund to take any action contrary to any provision of its Agreement and Declaration of Trust, as amended, or to any applicable statute or regulation.

   TWELFTH: This Agreement shall become effective with respect to the Shares of each Portfolio upon its approval by the Board of Trustees or Board of Directors of the fund and by a vote of the majority of the trustees or directors of the Fund who are not interested parties to this Agreement or "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement cast in person at a meeting called for such purpose, shall continue in force and effect until June 30, 2007, and shall continue in force and effect from year to year thereafter, provided, that such continuance is specifically approved with respect to the Shares of each Portfolio at least annually (a)(i) by the Board of Trustees or Board of Directors of the Fund or (ii) by the vote of a majority of the outstanding Shares of such class of such Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) by vote of a majority of the trustees or directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement cast in person at a meeting called for such purpose.

   THIRTEENTH:

   (A) This Agreement may be terminated with respect to the Shares of any Portfolio at any time, without the payment of any penalty, by vote of the Board of Trustees or Board of Directors of the Fund or by vote of a majority of the outstanding Shares of such class of such Portfolio, or by the Distributor, on sixty (60) days' written notice to the other party; and

   (B) This Agreement shall automatically terminate in the event of its assignment, the term "assignment" having the meaning set forth in
Section 2(a)(4) of the 1940 Act.

   FOURTEENTH: Any notice under this Agreement shall be in writing, addressed and delivered, or mailed postage prepaid, to the other party at such address as the other party may designate for the receipt of notices. Until further notice to the other party, the addresses of each Fund and the Distributor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1143.

   FIFTEENTH: Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Fund or any Portfolio individually, but are binding only upon the assets and property of the Fund or such Portfolio and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as stockholders of private corporations for profit.

   SIXTEENTH: This Agreement shall be deemed to be a contract made in the State of Delaware and governed by, construed in accordance with and enforced pursuant to the internal laws of the State of Delaware without reference to its conflicts of laws rules.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate on the day and year first above written.

                                 EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                                 By:    /s/ Philip A. Taylor
                                        ---------------------------------
                                 Name:  Philip A. Taylor
                                 Title: President

                                 A I M DISTRIBUTORS, INC.

                                 By:    /s/ Gene L. Needles
                                        ---------------------------------
                                 Name:  Gene L. Needles
                                 Title: President

                                  SCHEDULE A
                                      TO
                                FIRST RESTATED
                         MASTER DISTRIBUTION AGREEMENT

                 (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST
   AIM Advantage Health Sciences Fund -                     Class A
                                                            Class C

   AIM Floating Rate Fund -                                 Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Multi-Sector Fund -                                  Class A
                                                            Class C
                                                            Institutional Class

   AIM Structured Core Fund -                               Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Structured Growth Fund -                             Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Structured Value Fund -                              Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM EQUITY FUNDS
   AIM Capital Development Fund -                           Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM Charter Fund -                                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Constellation Fund -                                 Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Diversified Dividend Fund -                          Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM Large Cap Basic Value Fund -                         Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM Large Cap Growth Fund -                              Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM Select Basic Value Fund -                            Class A
                                                            Class C

AIM FUNDS GROUP
   AIM Basic Balanced Fund -                                Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM European Small Company Fund -                        Class A
                                                            Class C

   AIM Global Value Fund -                                  Class A
                                                            Class C
                                                            Institutional Class

   AIM International Small Company Fund -                   Class A
                                                            Class C
                                                            Institutional Class

   AIM Mid Cap Basic Value Fund -                           Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Select Equity Fund -                                 Class A
                                                            Class C

   AIM Small Cap Equity Fund -                              Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM GROWTH SERIES
   AIM Basic Value Fund -                                   Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Conservative Allocation Fund -                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Global Equity Fund -                                 Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Growth Allocation Fund -                             Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Income Allocation Fund -                             Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM International Allocation Fund -                      Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Mid Cap Core Equity Fund -                           Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Moderate Allocation Fund -                           Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Moderate Growth Allocation Fund -                    Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Moderately Conservative Allocation Fund -            Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Small Cap Growth Fund -                              Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class
AIM INTERNATIONAL MUTUAL FUNDS
   AIM Asia Pacific Growth Fund -                           Class A
                                                            Class C

   AIM European Growth Fund -                               Class A
                                                            Class C
                                                            Class R
                                                            Investor Class

   AIM Global Aggressive Growth Fund -                      Class A
                                                            Class C

   AIM Global Growth Fund -                                 Class A
                                                            Class C

   AIM International Core Equity Fund -                     Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM International Growth Fund -                          Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM INVESTMENT FUNDS
   AIM China Fund -                                         Class A
                                                            Class C
                                                            Institutional Class

   AIM Developing Markets Fund -                            Class A
                                                            Class C
                                                            Institutional Class

   AIM Enhanced Short Bond Fund -                           Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Global Health Care Fund -                            Class A
                                                            Class C
                                                            Investor Class

   AIM International Bond Fund -                            Class A
                                                            Class C
                                                            Institutional Class

   AIM Japan Fund -                                         Class A
                                                            Class C
                                                            Institutional Class

   AIM Trimark Endeavor Fund -                              Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Trimark Fund -                                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM Trimark Small Companies Fund -                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM INVESTMENT SECURITIES FUNDS
   AIM Global Real Estate Fund -                            Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

   AIM High Yield Fund -                                    Class A
                                                            Class C
                                                            Institutional Class
                                                            Investor Class

   AIM Income Fund -                                        Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM Intermediate Government Fund -                   Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

   AIM Limited Maturity Treasury Fund -                 Class A
                                                        Class A3
                                                        Institutional Class

   AIM Money Market Fund -                              AIM Cash Reserve Shares
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

   AIM Municipal Bond Fund -                            Class A
                                                        Class C
                                                        Investor Class

   AIM Real Estate Fund -                               Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

   AIM Short Term Bond Fund -                           Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

   AIM Total Return Bond Fund -                         Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM SECTOR FUNDS
   AIM Energy Fund -                                    Class A
                                                        Class C
                                                        Institutional Class
                                                        Investor Class

   AIM Financial Services Fund -                        Class A
                                                        Class C
                                                        Investor Class

   AIM Gold & Precious Metals Fund -                    Class A
                                                        Class C
                                                        Investor Class

   AIM Leisure Fund -                                       Class A
                                                            Class C
                                                            Class R
                                                            Investor Class

   AIM Technology Fund -                                    Class A
                                                            Class C
                                                            Institutional Class
                                                            Investor Class

   AIM Utilities Fund -                                     Class A
                                                            Class C
                                                            Institutional Class
                                                            Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
   AIM Opportunities I Fund -                               Class A
                                                            Class C

   AIM Opportunities II Fund -                              Class A
                                                            Class C

   AIM Opportunities III Fund -                             Class A
                                                            Class C

AIM STOCK FUNDS
   AIM Dynamics Fund -                                      Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

   AIM S&P 500 Index Fund -                                 Institutional Class
                                                            Investor Class

AIM SUMMIT FUND                                             Class A
                                                            Class C

AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund -                         Class A
                                                            Class C
                                                            Institutional Class

   AIM Tax-Exempt Cash Fund -                               Class A
                                                            Investor Class

   AIM Tax-Free Intermediate Fund -                         Class A
                                                            Class A3
                                                            Institutional Class

AIM TREASURER'S SERIES TRUST
   Premier Portfolio                                        Investor Class
   Premier Tax-Exempt Portfolio                             Investor Class
   Premier U.S. Government Money Portfolio                  Investor Class